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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 3, 1999





                          EDUCATION LOANS INCORPORATED
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             (Exact name of registrant as specified in its charter)



         Delaware                    333-85963                  91-1819974
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(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification No.)



              105 First Avenue Southwest, Aberdeen, South Dakota
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (605) 622-4400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               ---------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               -------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               ---------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
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               Not applicable.

Item 6.        Resignations of Registrant's Directors.
               ---------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ----------------------------------
               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.
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               *10.4   Guarantee Agreements with Education Assistance
                       Corporation dated July 3, 1997 and September 12, 1997.
               *10.5 Guarantee Agreement with Pennsylvania Higher Education Assistance Agency dated February 28, 1994.
               *10.6 Guarantee Agreement with United Student Aid Funds, Inc. dated July 11, 1997.
               *10.7 Guarantee Agreement with Student Loans of North Dakota dated July 8, 1997.
               *10.8 Guarantee Agreement with Northstar Guarantee, Inc. dated July 15, 1997.
               *10.9 Guarantee Agreement with Great Lakes Higher Education Corporation dated July 15, 1997.
               *10.10 Guarantee Agreement with Educational Credit Management Corporation (formerly known as Transitional Guaranty Agency, Inc.) dated December 15, 1994.
               *10.11 Guarantee Agreements with Iowa College Aid Commission dated July 15, 1997.
               *10.12 Guarantee Agreement with Missouri Coordinating Board for Higher Education dated July 15, 1997.
               *10.13 Guarantee Agreement with Illinois Student Assistance Commission dated July 7, 1997.
               *10.14 Guarantee Agreements with California Student Aid Commission dated July 6 and July 10, 1977.
                10.15  Agreement to Guarantee Loans between U.S. Bank National
                       Association, as Trustee for Educational Loans, Inc. and Northwest Education Loan Association effective as the March 22, 1999.
                10.16  Certificate of Comprehensive Insurance dated October 1,
                       1999.
                10.17  Agreement to Endorse Loans between the Oregon State
                       Scholarship Commission and U.S. Bank National Association as Trustee for Education Loan Incorporated dated April 8, 1999.

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     *    Incorporated by reference to a similarly numbered exhibit filed by the registrant and a former co-registrant, Education Loans Incorporated, a South Dakota nonprofit corporation, on registration statement (SEC
          File No, 333-26679 and 333-26679-01.

                                       -3-
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EDUCATION LOANS INCORPORATED


                                 By:/s/ A. Norgrin Sanderson
                                    ---------------------------------------
                                     A. Norgrin Sanderson
                                     President and Treasurer

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